Investments in Associates	12 Months Ended
Dec. 31, 2025
Investments accounted for using equity method [abstract]
Investments in Associates

Note 13—Investments in Associates

The Company’s associates relate to investments in Eyconis (principal place of business; U.S.), and VISEN (principal place of business; China). The Company’s investments in Eyconis and VISEN are accounted for using the equity method in the consolidated financial statements as the Company has determined that it has significant influence over the investments.

Eyconis

In January 2024, the Company announced the formation and launch with Frazier Life Sciences of Eyconis, a separate company created to develop, manufacture, and commercialize TransCon ophthalmology assets globally, together with a $150 million commitment from an investor syndicate that includes Frazier, RA Capital Management, venBio, and HealthQuest Capital. As of December 31, 2025 and 2024, the Company’s ownership in Eyconis was 33.2% and 41.6%, respectively. As of December 31, 2025 and 2024, the carrying amount of Eyconis using the equity method was €9.2 million and €13.6 million, respectively.

VISEN

In November 2018, the Company entered into three exclusive license agreements with VISEN for the further development and commercialization of TransCon hGH, TransCon PTH and TransCon CNP in Greater China, and as consideration for the granting of such rights has received a 50.0% ownership of VISEN’s issued and outstanding shares. On March 20, 2025, VISEN Pharmaceuticals (“VISEN”) announced the pricing of its initial public offering (“IPO”) on the Hong Kong Stock Exchange. The IPO closed on March 21, 2025, and VISEN’s shares began trading under the stock code 2561.HK. Prior to the IPO the Company’s ownership in VISEN was 43.9%. Following the IPO, the Company’s ownership in VISEN was 39.2%. As a result, a non-cash gain of €35.7 million was recognized in the consolidated statement of profit or loss as part of share of profit/(loss) of associates. The IPO did not change the accounting treatment of VISEN. As of December 31, 2025 and 2024, the Company’s ownership in VISEN was 39.2% and 43.9%, respectively. As of December 31, 2025, VISEN’s share price at the Hong Kong Stock Exchange was HK$32.80, reflecting the market value of the Company’s equity position of €147.5 million. As of December 31, 2025 and 2024, the carrying amount of VISEN using the equity method was €23.3 million and €0.0 million, respectively.

The management and existing shareholders of VISEN, including Ascendis Pharma, have entered into customary lock-up agreements restricting the sale of VISEN shares for six months following the IPO; additionally, certain significant shareholders of VISEN, including the Company, are subject to an additional lock-up obligation during the period commencing on the date that is six months after the IPO and ending on the date that is 12 months after the IPO during which such shareholders may not sell shares of VISEN to an extent that would cause such shareholder to cease being a controlling shareholder of VISEN pursuant to applicable listing rules.

Financial Statement Information from Associates

The aggregated profit or loss, total comprehensive income as per the associates latest available interim financial statements, transactions and outstanding balances with associates as of December 31, 2025 and 2024 were as follows.

(EUR’000)	2025	2024
Statement of profit or (loss)
Profit/(loss) for the year from continuing operations	(47,507)	(59,235)
Total comprehensive income	(47,490)	(59,218)
Transactions and outstanding balances as of December 31
Invoicing of goods and services to associates	31,808	18,225
Trade receivables from associates	824	1,759
Contract liabilities	4,944	5,936